SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28213 Van Dyke Avenue, Warren, MI 48093

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (586) 751-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

On June 29, 2005, Noble International, Ltd. (“Noble” or the “Corporation”) announced that as part of the reduction in the minimum number of the Corporation’s Board of Directors from nine (9) to seven (7) as described below, the following directors submitted their resignation, Anthony R. Tersigni, Daniel J. McEnroe and Stuart Greenbaum. In connection with their resignation one vacancy was created on the Board of Directors. The Board of Directors unanimously elected to appoint Mr. Christopher Morin, the Corporation’s Chief Executive Officer and President, to fill the vacancy. Other than Mr. Morin’s existing employment agreement with the Corporation, there are no special arrangements with Mr. Morin as a Director. Mr. Morin has not been chosen to serve on any committee of the Board of Directors.

There was no financial, accounting or other disagreement cited by Messrs. Tersigni, McEnroe or Greenbaum, in connection with their resignation. The resignation was voluntarily undertaken in connection with the Corporation’s amendment to its Bylaws and reducing the minimum number of directors from nine (9) to seven (7).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 24, 2005, Noble amended it Bylaws as follows:

1.	Amending Article 1.2 Principal Office to change the address of the principal office from 33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan 48304 to 28213 Van Dyke Avenue, Warren, Michigan 48093.

2.	Amending Article 3.2 Number and Term or Office to reduce the number or Directors from the current provision of no less than nine (9) and no more than twelve (12) to no less than seven (7) and no more than nine (9);

3.	Eliminating Article 3.3 Classes of Directors to eliminate the three classes of Directors and provide for only a single class of director to be elected at each annual meeting of Stockholders.

4.	Amending Article 4.2 Officers to provide that the election of a Chief Operating Officer shall be at the discretion of the Board of Directors.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

3.2	Amended and Restated Bylaws of Noble International, Ltd.

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation
(Registrant)

Date: June 30, 2005	By:	/s/ Michael C. Azar
Michael C. Azar
Secretary and General Counsel

3

INDEX TO EXHIBITS

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Noble International, Ltd.

4